UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 April 21, 2004


                         AVANT IMMUNOTHERAPEUTICS, INC.
               (Exact name of registrant as specified in charter)


         Delaware                        0-15006                13-3191702
(State or other jurisdiction     (Commission file number)      (IRS employer
     of incorporation)                                       identification no.)


                                119 Fourth Avenue
                          Needham, Massachusetts 02494
               (Address of principal executive offices) (Zip code)


               Registrant's telephone number, including area code:
                                 (781) 433-0771

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits.

             99.1 The Company's Press Release dated April 21, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

     The following information is furnished under Item 12 of Form 8-K "Results of Operations and Financial Condition". This information is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 as amended.

     On April 21, 2004, the Company issued a press release which is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  AVANT IMMUNOTHERAPEUTICS, INC.



Date:  April 21, 2004                             By:   /s/ Avery W. Catlin
                                                       -------------------------
                                                       Avery W. Catlin
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit                                                           Sequential
Number                Description                                 Page Number
-------               -----------                                 -----------

99.1                  The Company's Press Release                      4
                      dated April 21, 2004